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                                                                    EXHIBIT 23.2



                       Consent of Independent Accountants
                       ----------------------------------



    The Board of Directors
    First Midwest Bancorp, Inc.



    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                  /s/ KPMG Peat Marwick LLP



    Chicago, Illinois
    March 4, 1998